Supplement dated July 15, 2022
to the following initial summary prospectus(es):
J.P. Morgan Multi-Asset Choice and J.P. Morgan Multi-Asset Choice New York dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective on August 1, 2022, the following underlying mutual funds are added as investment options under the contract.
•	Alger Capital Appreciation Portfolio: Class I-2 Shares
•	MainStay VP Funds Trust - MainStay VP Winslow Large Cap Growth Portfolio: Initial Class
Accordingly, Appendix: Underlying Mutual Funds Available Under the Contract is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Alger Capital Appreciation Portfolio: Class I-2 Shares Investment Advisor: Fred Alger Management, LLC	0.91%	19.12%	24.18%	19.08%
Equity	MainStay VP Funds Trust – MainStay VP Winslow Large Cap Growth Portfolio: Initial Class Investment Advisor: New York Life Investment Management LLC Sub-Advisor: Winslow Capital Management, LLC	0.74%	24.52%	25.63%	18.68%
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